ALPS VARIABLE INVESTMENT TRUST

ALPS Global Opportunity Portfolio

(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 17, 2025,

TO THE SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS,

EACH DATED MAY 1, 2025, AS SUPPLEMENTED

Effective immediately, the Morningstar Global Markets Mid Cap Index is added as an additional index of the Fund. Accordingly, the following changes to the summary section of the Fund’s Statutory Prospectus and the Fund’s Summary Prospectus are effective immediately:

The table entitled “Average Annual Total Returns (for the periods ended December 31, 2024)” in the section entitled “Performance” is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns
(for the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
ALPS Global Opportunity Portfolio – Class I	18.28%	8.25%	9.42%
ALPS Global Opportunity Portfolio – Class III	18.01%	7.91%	9.07%
Morningstar Developed Markets Index (reflects no deduction for fees, expenses or taxes)*	17.55%	10.49%	9.59%
Red Rocks Global Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)**	17.88%	8.58%	9.54%
Morningstar Global Markets Mid Cap Index (reflects no deduction for fees, expenses or taxes)**,***	10.54%	7.30%	7.78%

*	Broad-based securities market index.
**	Additional index.
***	The Morningstar Global Markets Mid Cap Index was added as an additional index of the Fund. The Adviser made this recommendation to the Board because the Morningstar Global Markets Mid Cap Index is representative of the Fund’s holdings.

***

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE